EXHIBIT 99.1

ROWAN COMPANIES, INC.
OFFSHORE RIG FLEET AND CONTRACT STATUS
As of October 22, 2008

OFFSHORE RIGS						Contract Status
	LeTourneau	Depth (feet)		Year in			Day Rate	Estimated
Name	Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Cantilever Jack-up Rigs:
240C #4	240-C	400	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
Super 116E #4	S116-E	350	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
Super 116E #3	S116-E	350	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
240C #3	240-C	400	35,000	2010	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected in 2010.
Super 116E #2	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected in 2010.
Super 116E #1	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected in 2010.
Ralph Coffman	240-C	400	35,000	2009	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected during Q3 2009.
J.P. Bussell	225-C	300	35,000	2008	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected during November 2008.
					Egypt	Shell	Low 180s	April 2011	Letter of intent for two wells (approximately 20 months) expected to commence during Q3 2009; day rate includes amortization of related mobilization/modification revenues.
Rowan-Mississippi	240-C	400	35,000	2008	Gulf of Mexico	McMoran	Low 220s	November 2010	Rig currently under construction with delivery expected during November 2008.
Hank Boswell	225-C	300	35,000	2006	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Keller	225-C	300	35,000	2005	Middle East	Saudi Aramco	Low 180s	May 2011
Scooter Yeargain	225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Palmer	224-C	550	35,000	2003	Gulf of Mexico	BP	Low 220s	June 2009
Rowan Gorilla VII	219-C	400	35,000	2002	West Africa	Cabinda	Low 330s	April 2010
Rowan Gorilla VI	219-C	400	35,000	2000	North Sea	BG	Mid 260s	April 2009	Rig is currently expected to enter the shipyard in early December for Norway upgrades and will receive a low $150s rate for up to two weeks.
						BG	Mid 300s	October 2009
						CNR	Mid 300s	March 2010
Rowan Gorilla V	219-C	400	35,000	1998	North Sea	Total	Low 260s	August 2010	Rig was in the shipyard from mid August until mid October undergoing upgrades.
Rowan Gorilla IV	200-C	450	35,000	1986	Gulf of Mexico	McMoRan	Mid 190s	November 2008
					Gulf of Mexico	W&T	Low 200s	May 2009	Letter of intent for two wells (minimum 150 days) expected to commence during January 2009.
Rowan Gorilla III	200-C	450	30,000	1984	Gulf of Mexico	Helix ERT	Low 140s	February 2009
					Eastern Canada	EnCana	High 290s	December 2009	Contract is expected to start in mid to late 2009; day rate includes estimated amortization of related mobilization/modification revenues.
Rowan Gorilla II	200-C	450	30,000	1984	Gulf of Mexico	El Paso	Mid 160s	October 2008
					Gulf of Mexico	El Paso	Mid 170s	January 2009
					Gulf of Mexico	Devon	High 180s	January 2011	Two-year term contract including 21 days at low $120s rate.
Rowan-California	116-C	300	30,000	1983	Middle East	Saudi Aramco	Mid 110s	April 2009	Customer has an option to extend the contract for one additional year at a day rate in the mid $110s.
Cecil Provine	116-C	300	30,000	1982	Gulf of Mexico	Apache	Mid 110s	December 2008
Gilbert Rowe	116-C	350	30,000	1981	Middle East	Maersk	Low 190s	January 2009
Arch Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009	Customer has an option to extend the contract for one additional year at a day rate in the mid $110s.
Charles Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009	Customer has an option to extend the contract for one additional year at a day rate in the mid $110s.
Rowan-Paris	116-C	350	30,000	1980	Middle East	Maersk	Low 190s	January 2009	Day rate includes estimated amortization of related mobilization/modification revenues.
						Maersk	Low 170s	January 2010
Rowan-Middletown	116-C	350	30,000	1980	Middle East	Saudi Aramco	Mid 110s	April 2009	Customer has an option to extend the contract for one additional year at a day rate in the mid $110s.
Conventional Jack-up Rigs:
Rowan-Juneau	116	300	30,000	1977	Gulf of Mexico	Apache	Low 90s	December 2008
					Gulf of Mexico	Newfield	High 90s	June 2009
Rowan-Alaska	84	350	30,000	1975	Gulf of Mexico	Stone Energy	Mid 110s	January 2009
Rowan-Louisiana	84	350	30,000	1975	Gulf of Mexico	Helix ERT	Low 110s	October 2008
					Gulf of Mexico	Helis	Mid 110s	December 2008
					Gulf of Mexico	Newfield	Low 120s	February 2009

Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design. 225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.